GENELUX

Redefining Immuno-Oncology

Corporate Presentation

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections, about Genelux Corporation ("Genelux," the "Company," "we," "us" or "our") that are based on the beliefs and assumptions of our management team, and on information currently available to such management team. These forward-looking statements include, but are not limited to, statements concerning: the expansion and advancement of our platform and pipeline and our approach and strategy related to the platform and pipeline; Olvi-Vec's potential utility and our plans and expectations for Olvi-Vec across various designs and indications; our expectations regarding the field of oncolytic viral immunotherapy; Olvi-Vec's potential to provide utility across multiple tumor types, and our expectations regarding our Phase 3 trial; the potential of our current and future pipeline to produce best-in-class drugs; our clinical trial strategy and design; our expectations regarding (i) the timing of our Phase 2 and Phase 3 clinical trials and (ii) our intellectual property rights under the Newsoara license agreement; our planned investments to meet worldwide clinical trial demand and facilitate our U.S. commercial launch; the commercial market opportunity for Olvi-Vec in the United States; our various commercial strategies for self-launching Olvi-Vec for ovarian cancer in the United States, including expected milestones related to clinical trials and commercial partnerships and collaborations; and our expectations regarding our cash operating runway, including funding from Newsoara. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact, contained in this presentation, including statements regarding future events, future financial performance, business strategy and plans, and objectives of ours for future operations, are forward-looking statements.

Although we do not make forward- looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks set forth under the heading "Risk Factors" in Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and in our other filings with the Securities Exchange Commission ("SEC"), which may cause our actual results, levels of activity, performance or achievements of and those of our industry to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on any forward-looking statement. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will" or "would," or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Except as required by law, Genelux does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and tradenames referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames.

This presentation discusses a product candidate that is under clinical study and which has not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of this product candidate for the use for which it is being studied.

Genelux Has Executed on Multiple Milestones and is Positioned for the Future

Regular Cadence of Important Program Milestones starting 2H, 2024

Executed Milestones

- ☑ Extended runway past PRROC topline results
- ☑ Syndicate of healthcare institutions for latest raise
- ☑ 20+ sites active in Phase 3 Trial in PRROC
- ☑ Initiation of Phase 1b/2 trial in recurrent SCLC (China)
- ☑ Phase 2 results published in JAMA Oncology



2025
2026
2H, 2024
Expected interim readout in recurrent SCLC Phase 1b/2 trial (IV route)
Mid 2025
Expected interim readout for Phase 2 trial in NSCLC (IV route)
2H, 2025
Topline results expected in PRROC Phase 3 registration trial
Milestones and Goals
Initiate Phase 1/2 trial of V2ACT
Initiate Phase 1b/2 trial in recurrent ovarian cancer (IV route)
Enter additional regional development & commercial partnership(s) and platform collaborations

The Most Advanced Non-local Delivery Oncolytic Immunotherapy

Olvi-Vec: *7 Completed Clinical Trials (>150 Patients)*



Physician-preferred routes of delivery

- Regional and Systemic Administration to preferentially locate, colonize and destroy tumor cells, including metastatic disease
- IV therapy currently being used in small cell lung cancer Phase 1b/2 trial
- Potential utility in multiple cancers (demonstrated in 20 pre-clinical liquid & solid tumor models, e.g., ovarian, lung, breast, colon, kidney, prostate)



Antitumor Effect and Well Tolerated

- Strong data in Phase 1b/2 trial in platinum-resistant/refractory ovarian cancer
- No Maximum Tolerated Dose (MTD) observed
- In Ovarian Cancer trial, catheter placement is prior to chemotherapy, with removal 2 days after initial placement



Ideal Backbone of Combination Therapy

- Turns tumors "hot" by localized inflammation and induction of the influx of tumor infiltrating lymphocytes (TILs)
- Positively modulates anti-tumor pathways in tumor microenvironment
- Potential to use with various modalities including in patients who failed platinum-based chemotherapy in multiple tumor types

Program Builds on Completed Trials to Exploit Competitive Advantages

3 Upcoming Trial Readouts have Potential to Redefine:

- *Therapy (platinum resensitization in multiple indications)*
- *Modality (systemic administration of an oncolytic virus)*

Olvi-Vec	Indication	Design	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones	Collaborators
Regional Route	***Ovarian Cancer*** *(platinum-resistant/ refractory)*	*Olvi-Vec (i.pe)* ***+Platinum-based regimen***			Received FDA Fast Track Designation		*Topline results expected in 2H, 2025*	GOG FOUNDATION *(Cooperative Group)*
Systemic Route	***Non-Small Cell Lung Cancer*** *(recurrent/platinum-ICI failure)*	*Olvi-Vec (IV)* ***+Platinum/Checkpoint inhibitor-based regimen***					*Interim readout expected mid 2025*	
	Small Cell Lung Cancer *(recurrent/platinum failure)*	*Olvi-Vec (IV)* ***+Platinum-based regimen***					*Interim readout expected in 2H, 2024*	NEWSOARA *(Greater China)*
	Ovarian Cancer *(recurrent/platinum failure)*	*Olvi-Vec (IV)* ***+Platinum-based regimen***						
	Non-Small Cell Lung Cancer *(recurrent/platinum-ICI failure)*	*Olvi-Vec (IV)* ***+Platinum/Checkpoint inhibitor-based regimen***						
	Pancreatic Cancer *(recurrent)*	*Olvi-Vec (IV)* ***+Adoptive Cell Therapy***						VACT THERAPEUTICS *(Worldwide Rights Ex-Greater China)*

Olvi-Vec Seeks to Unleash Immune System Against Cancer

Key Takeaways

Olvi-Vec is being developed as a robust immune modulator that utilizes a triple mode of action to mount a personalized attack against cancer cells throughout the body and aims to:

- Selectively replicate in tumors to kill cancer cells directly, including cancer stem cells
- Enhance (neo)antigen presentation and stimulates a tumor-specific immune response
- Convert tumor microenvironment from immunosuppressive (cold state) to immunoreactive (hot state)

Olvi-Vec
viral infection

Oncolysis and release of tumor (neo)antigens

Innate Immune Activation

- Increase Type I IFNs
- Increase DAMPs / PAMPs

Adaptive Immune Activation

- APCs present (neo)antigens
- T-cell activation & cytotoxicity
- Anti-tumor immune memory



PAMPs - Pathogen-associated Molecular Patterns
DAMPs - Damage-associated Molecular Patterns

'Cold' tumor before Olvi-Vec

- No or relatively low number of immune effector cells
- Relatively high number of immune suppressor cells

'Hot' tumor following Olvi-Vec immunotherapy

- Increase of proinflammatory cytokines/chemokines
- Influx of CD8+ effector T cells
- M2 to M1 transition of tumor-associated macrophages
- Decrease of immune suppression
- Changes of tumor gene expression profile
- Immunogenic tumor cell death
- Vascular collapse

Olvi-Vec-Primed Immunochemotherapy: Reversing Platinum Resistance

Olvi-Vec-Induced Hot Tumor

Pro-therapeutic gene expression
[VIRO-15 Monotherapy Data]

- Positive regulation of T-cell activating and trafficking[1]
- Expression profiles (e.g., STAT1) correlated to better prognosis[2]
- Promotion of sensitization[3] / response to chemotherapy[4]



ABSENCE OF EFFECTOR T CELLS
PRESENCE OF EFFECTOR T CELLS
FIBROBLAST
cystine
cysteine
GSH
cystine
IFNγ
cystine
cysteine
GSH
cisplatin
GGT5
High GSH
Low GSH
Platinum resistant
Platinum sensitive
CANCER

Chemotherapy synergy

- Immunogenic cell death and presentation of oncogenic neoantigens
- Depletion of suppressor cells[5]
- Increase susceptibility to cytotoxic T-lymphocytes

"Prime & Boost"

[1] Song et al. (Mol Ther (2007) 15(8):1558-1563)
[2] Wang et al., Cell. 2016; 165(5): 1092–1105
[3] Mantovani et al., J Exp Med. 2015;212(4):435–445
[4] Ahmed et al., Mol Aspects Med. 2014;39:110–25
[5] Weir et al., Cancers (Basel) (2011) 3(3):3114-3142 Emens et al., Cancer Immunol Res (2015) 3(5):436-443)

A Maturing Modality with Phase 3 Companies Validating OV Potential

GENELUX

Next Generation Regional & Systemic Administration

Best-in-Class
Potential across multiple tumor types

Phase 2 Ovarian Cancer
Apparent tumor re-sensitization to platinum-based therapy

Phase 1b Solid Tumors
Dose-dependent mOS in primary & metastatic lung-diseased patients after multiple IV doses

Potential Clinical Advantages of Olvi-Vec

- ✓ Systemic Dosing and Redosing
- ✓ Target & Treat Metastatic Diseases
- ✓ Robust Immune Activation Profile
- ✓ Broad spectrum of accessible tumor types
- ✓ Multiple Routes of Delivery
- ✓ Tumor Selectivity
- ✓ Strong immune activator
- ✓ Nonhuman Pathogen

Limitations of 1st Gen Viruses

- Limited to local delivery and scope of addressable cancers

AMGEN	Daiichi-Sankyo	CG ONCOLOGY
FDA/EMA Approval in Melanoma	PMDA Approval in malignant glioma	Phase 3 monotherapy trial [interim data] in bladder cancer

mOS: median overall survival

GENELUX

Regional Administration Program

Ovarian Cancer

Phase 3 Pivotal Trial Design Founded on Phase 2 Trial Design & Results

Trial design intends to replicate previous data showing anti-tumor activity of Olvi-Vec and reversal of platinum resistance.

Key Inclusion Criteria

- High-grade serous, endometrioid, or clear-cell ovarian cancer
- Platinum-resistant or -refractory disease
- Received prior bevacizumab (or biosimilar) treatment
- Received a minimum of 3 prior lines of systemic therapy with no maximal limit
- Performance status ECOG is at 0 or 1, and life expectancy of at least 6 months

Multi-center, randomized open-label[1]
n=186

Experimental Arm
Olvi-Vec and Platinum + single agent chemo + Bevacizumab, followed by maintenance therapy

Active Comparator Arm [2]
Single-agent chemo (+ optional platinum) + Bevacizumab, followed by maintenance therapy

Topline results expected in 2H, 2025

Primary Endpoint

Progression-Free Survival

Key Secondary Endpoints

1. Treatment-emergent AEs
2. Duration of Response (DOR)
3. Overall Response Rate (ORR)
4. Overall Survival (OS)

A platinum resensitizing agent is a long-standing desirable and highly demanded mechanism of action of Gyn-Oncs, their so-called "Holy Grail".[3]

[1] International Journal of Gynecological Cancer, Holloway RW, et al. 2023;33:1458–1463.
[2] Protocol amended to make platinum optional in the Active Comparator Arm with intent to implement upon receipt of IRB approvals.
[3] Journal of Investigative Medicine High Impact Case Reports, Volume 6: 1–3, 2018 DOI: 10.1177/2324709618760080 J ournals.sagepub.com/home/hic

Ovarian Cancer Program: Completed Clinical Trials

Key Takeaways

- Phase 1/b tested condensed dosing schedule and demonstrated tolerability with evidence of anti-tumor activity
- Phase 2 demonstrated promising Overall Response Rate (ORR) and Progression Free Survival (PFS), and clinical reversal of platinum resistance and refractoriness

Regional (intraperitoneal) delivery in heavily pre-treated platinum resistant/refractory patients

Trial Sites Location / (#)	Clinical Stage	Design	Patients	Randomization	Status
US / (1)	Phase 1/b	Monotherapy (Dose Escalation)	11	Single Arm	Completed[1]
US / (2)	Phase 2	Combination (platinum-based regimen)	27	Single Arm	Completed[2]

[1] Manyam *et al.*, Gynecol Oncol. 2021;163(3):481-489.
[2] Holloway *et al.*, JAMA Oncol. 2023 Jul 1;9(7):903-908.

Completed Phase 2 Tested Olvi-Vec-primed Immunochemotherapy

Heavily Pretreated Patients with
Platinum-Resistant or Platinum-Refractory Ovarian Cancer

Key Inclusion Criteria

- High-grade serous, endometrioid or clear-cell ovarian cancer which includes: (1) platinum-resistant (recurrence or progression in < 6 months) or (2) platinum-refractory (progression while on platinum-based therapy) with at least two prior lines of therapy
- ECOG Performance status is at 0 or 1

Interventional Single Group Assignment
n=27

Design
Olvi-Vec via intraperitoneal infusion in multiple doses, after systemic chemotherapy administered with or without bevacizumab

Endpoints
Primary: Median progression-free survival (mPFS); Objective Response Rate (ORR) by RECIST 1.1 and by tumor biomarker Cancer Antigen-125.
Secondary: Median overall survival (mOS)

Data Presentations

1. 2020 Digital Annual Meeting of International Gynecologic Cancer Society

   Oral Plenary Session

2. JAMA Oncology

   Selected for Journal podcast series interview

OnPrime Phase 3 Trial

Ongoing Pivotal Phase 3 for the treatment of PRROC patients, using the same Experimental Arm treatment regimen

JAMA Oncology

Results of the VIRO-15 Phase 2 Trial were published in JAMA Oncology [1]

[1] Holloway *et al.*, JAMA Oncol. 2023 Jul 1;9(7):903-908.

Phase 2: Clinically-Meaningful Responses in Heavily Pretreated Patients

Key Clinical Takeaways

Promising ORR and PFS, and clinical reversal of platinum resistance and refractoriness among patients with PRROC

- All patients had documented progressive disease at enrollment
- The mPFS of the patients' immediately preceding line of therapy was ~4.5 months
- Based on historical data, the mPFS would be expected to decrease in the subsequent line of therapy

Overall Response Rate (ORR) & Progression-Free Survival (PFS)*

	ORR by RECIST1.1**	Duration of Response	ORR by CA-125	Median PFS	Median Overall Survival (OS)
All patients (n= 27) (95% CI)	**54%** (13◊/24◊◊) (33 - 74)	**7.6 mos** (3.7 - 9.6)	**85%** (22/26◊◊◊) (65 - 96)	**11.0 mos** (6.7 - 13.0)	**15.7 mos** (12.3 - 23.8)
Platinum-resistant (n=14) (95% CI)	**55%** (6/11) (26 - 84)	**7.6 mos** (3.7 - NA)	**85%** (11/13) (55 - 98)	**10.0 mos** (6.4 - NA)	**18.5 mos** (11.3 – 23.8)
Platinum-refractory (n=13) (95% CI)	**54%** (7/13) (27 - 81)	**8.0 mos** (3.7 - NA)	**85%** (11/13) (55 - 98)	**11.4 mos** (4.3 -13.2)	**14.7 mos** (10.8 – 33.6)

*Baseline for ORR & PFS evaluation is the timepoint immediately prior to starting post-Olvi-Vec carboplatin doublet +/- bevacizumab to allow direct comparison to historical data or patients' own previous line of chemotherapy

**Eligible for evaluation: with at least 1 measurable target lesion at baseline; including 2 patients without post-chemo scan after virotherapy, and therefore are assigned to the 'inevaluable for response' category per RECIST1.1

◊Including 3 unconfirmed; 2 in resistant and 1 in refractory groups

◊◊Three of 27 patients were not evaluable as defined by RECIST 1.1 criteria due to no measurable disease. However, these 3 patients were evaluable by the Gynecological Cancer InterGroup (GCIG) CA-125 criteria, showing 2 partial responses and 1 complete response as best response.

◊◊◊One of 27 patents was not evaluable by GCIG CA-125 criteria. However, this patient was evaluable by RECIST 1.1, showing stable disease as best response.

Seeking to Reset Life Clock of Heavily Pre-treated Patients

Key Clinical Takeaways

Olvi-Vec addresses a broad and underserved pool of patients

- Olvi-Vec trial inclusion criteria allows patients regardless of
  (i) tumor biomarkers,
  (ii) platinum refractory tumors, or
  (iii) number of prior lines of treatment (i.e., no cap)
- Olvi-Vec Phase 2 results approach results in less pre-treated platinum-sensitive patients

While clinical remissions are obtainable, a majority of patients will relapse. Genelux looks to take an all-comers approach



100%
80%
60%
40%
20%
0%
54%
85%
77%
RECIST1.1
CA-125
PFS-6-month

	Study	# or prior lines	Regimen
		Platinum-resistant / refractory patients	
	AURELIA[1]	≤ 2 prior lines	Chemo + Avastin (i.e., CT+Bev)
	B-GEMOX[2]	1-2 (21%), 3-4 (63%), ≥ 5 (16%)	Oxali + Gem + Avastin
	FORWARD II[3]	Median 3 prior lines	Mirvetuximab soravtansine + pembrolizumab (median/high FRα group)
	VB-111[4]	≤ 3 prior lines	VB-111 + paclitaxel
	JAVELIN-200	≤ 3 prior lines	Avelumab + PLD
	TOPACIO[5]	≤ 4 prior lines	Niraparib + pembrolizumab
GENELUX	VIRO-15	**Median 4 prior lines**	**Olvi-Vec / Chemo ± Avastin**
		Platinum-sensitive patients	
	OCEANS[6]	*No prior chemo in recurrent setting*	Carbo + Gem + Avastin

References
(1) Pujade-Lauraine *et al.*, J Clin Oncol 2014;32:1302-1308.
(2) Ikeda *et al.*, Int J Gynecol Cancer 2013;23:355-360.
(3) Matulonis *et al.*, ESMO 2018.
(4) Arend *et al.*, Gynecol Oncol. 2020;157:578-584.
(5) Konstantinopoulos *et al.*, J Clin Oncol 2018;36(S15)106.
(6) Aghajanian *et al.*, Gynecol Oncol. 2015;139(1):10–16.

Footnote: As the data presented is based on a cross-trial comparison and not a head-to-head clinical trial, such comparisons may not be reliable due to differences in study protocols, conditions and patient populations. Accordingly, cross-trial comparisons may not be reliable predictors of the relative efficacy or other characteristics of our candidates compared to others presented.

Self Launch Olvi-Vec for Ovarian Cancer in the US

Drivers of Market Penetration

Partnerships

Leverage partnership with GOG Foundation

- Preeminent US-based cooperative group in Gynecologic Oncology
- Composed of leading KOLs in the field
- Partners in the OnPrime/GOG-3076 Phase 3 registration trial

Self-Manufacturing

Large-Scale cGMP Manufacturing

- Control of Production Schedule
- Attractive COGs
- Ability to scale up modular process

Patients

Underappreciated Population

- ~238,484 Ovarian Cancer Patients in the US[1]
- 70-80% will relapse with few therapeutic options
- Limited number of Gyn-Oncs enabling specialty sales team

Reimbursement

Compelling Value Proposition for Payors

- Significant unmet medical need
- Combination with generic/biosimilars
- Future label expansion

[1]NIH Ovarian Cancer Fact Sheet

Systemic Administration Programs

Lung Cancers

The Future of Oncolytic Viruses

“Building on the promising data from Genelux, the systemic administration of Olvi-Vec introduces an ideal strategy for platinum resensitization in resistant tumors. I'm looking forward to the trial results in lung cancer, which could lead to significant breakthroughs and offer new hope for patients dealing with some of the toughest cancer diagnoses."



Patrick Forde, MD

Co-Director of the Division of Upper Aerodigestive Malignancies in the Department of Oncology at Johns Hopkins and Thoracic Oncology Clinical Research Program.

Systemic Administration Program

Key Takeaways

- Funding commitment by Newsoara of the US-based Genelux Phase 2 trial in NSCLC
- Genelux has worldwide commercial rights (ex-Greater China) to all clinical data generated in China[1]
- All patients in these trials will be treated systemically and have previously failed platinum-based therapy

Expected Milestones

- Ph1b SCLC: Interim readout 2H, 2024
- Ph2 NSCLC: Interim readout mid 2025

[1] Newsoara has development and commercialization rights in Greater China

Ongoing and Planned Clinical Trials

Sponsor	Trial Sites	Indication	Clinical Stage	Patients (est.)	Randomization	Status
	US	Recurrent/platinum-ICI failure NSCLC	Phase 2	~142	1:1	Regulatory Submission
	China	Recurrent/platinum failure SCLC	Phase 1b/2	~110	Single Arm	Enrolling
		Recurrent/platinum failure OC	Phase 1b/2	~150	2:1	Regulatory Submission
		Recurrent/platinum-ICI failure NSCLC	Phase 1b/2	~150	2:1	Planned

Systemic Administration Demonstrated Dose-dependent OS Benefit

Key Clinical Takeaways

Demonstrated feasibility and clinical benefit of multiple IV cycles

- Median 5 prior lines of therapy
- Regimen: various dosing levels and schedules (typically over 4-6 months)
- Well tolerated: no-MTD reached with one DLT
- Duration of Treatment (DoT): Higher cumulative-dose patients assigned to cohorts with DoT shorter than (condensed schedule) or equal to the DoT of patients assigned to lower cumulative-dose cohorts
- Clinical Benefit: statistically significant virus dose-dependent OS benefit in primary and metastatic lung diseases

Dose Escalation Phase 1b Monotherapy Study in Solid Tumors Progressed from Last Prior Therapy


Group B
Group A


Group
A
B
Probability
OS_mos
Number at risk
A 11 3 1 0 0 0
B 11 7 2 1 1 0


Group B'
Group A'


Group
A'
B'
Probability
OS_mos
Number at risk
A 5 2 2 0 0
B 5 5 5 3 1

Group A : (n=11; **lower-dose group** with TCD ranging from 2×10^5 pfu - 2×10^9 pfu)
Group B : (n=11; **higher-dose group** with TCD ranging from 3×10^9 pfu - 3×10^{10} pfu)

Groups lower vs higher TCD:
median Overall Survival at **4.6 months** (95% CI: 1.3 – 11.0) vs **16.8 months** (95% CI: 5.9 – NA); **p = 0.026**; a statistically significant clinical benefit favoring the higher dose group.

Group A': (n=5; **lowest-dose group** with TCD ranging from 2×10^5 pfu - 1×10^6 pfu)
Group B': (n=5; **highest-dose group** with TCD ranging from 1×10^{10} pfu - 3×10^{10} pfu)

Groups lowest vs highest TCD:
median Overall Survival at **4.6 months** (95% CI: 2.7 – NA) vs **20.9 months** (95% CI: 16.8 – NA); **p = 0.002**; a statistically significant clinical benefit favoring the highest dose group.

The ROYAL MARSDEN NHS Foundation Trust
UNIVERSITY OF SURREY
ICR The Institute of Cancer Research

Systemic Administration + Chemo Generated Encouraging Data

Key Clinical Takeaways

Anti-tumor effect of IV Immunochemotherapy

- High and Condensed Dosing (single cycle: bolus infusion on 5 consecutive days)
- Well tolerated: No DLT or MTD reached
- Monotherapy: Anti-tumor effects
- Combination therapy: Virus treatment revitalized tumors to subsequent chemotherapy with prolonged PFS and OS

AdventHealth | Cancer Institute : Expanded Access Program

Platinum refractory metastatic cervical cancer with lung mets

Case Report (Pt #21A-06)

- Received 5 consecutive daily i.v. doses
  - Transient adverse reactions: fever, nausea, bone pain (Hx arthritis)
  - Stable disease with no tumor size increase



SLD of nontarget lesions (mm)
55
53
51
49
47
45
43
41
39
37
35
PD at baseline
SD at Wk 24
11/2017
20/2018
/1/2018
10/2018

- Chemotherapy after disease progression
  - Partial Response
  - PFS: 70+ Weeks
  - OS: 53.4 Months

High-grade pancreatic cancer with lung & liver mets

Case Report (Pt.#21A-04)

- Received 5 consecutive daily i.v. doses
  - Transient adverse reactions: fever, nausea
  - 59% drop of CA19.9 tumor biomarker and Objective Response per RECIST, with PFS of 18 weeks



Best change (%) of target lesion sizes from baseline by RECIST
Wk 7
0
-5
-10
-15
-20
-25
-30
-35
-40
Partial response

- Chemotherapy after disease progression
  - 83% drop of CA 19.9
  - Partial Response by RECIST
  - PFS: 31 wks

Phase 2 Trial in Recurrent Non-small Cell Lung Cancer

Patients with Non-small Cell Lung Cancer after First Progression while on Front-Line Immune Checkpoint Inhibitor-based Maintenance

Key Inclusion Criteria

- Advanced or metastatic NSCLC: Stage III or Stage IV
- Nonsquamous or squamous disease
- Without known targetable alterations in EGFR, ALK or ROS1
- Prior failure of platinum-containing chemotherapy and an immune checkpoint inhibitor

Multi-center, randomized open-label
n=~142

Experimental Arm
Olvi-Vec and Platinum-doublet + Immune Checkpoint Inhibitor (ICI), followed by ICI-based maintenance therapy

Active Comparator Arm
Docetaxel
(crossover allowed after progression)

Interim readout expected in mid 2025

Primary Endpoint

Progression-Free Survival

Key Secondary Endpoints

1. Overall Response Rate (ORR)
2. Overall Survival (OS)
3. 6-month progression free survival
4. Duration of Response (DOR)
5. Disease Control Rate

Phase 1b/2 Trial in Recurrent Small Cell Lung Cancer

Heavily Pretreated Patients with
Platinum-Relapse or Platinum-Refractory Small Cell Lung Cancer

Key Inclusion Criteria

- Prior failure of platinum-containing chemotherapy and/or immunotherapy, platinum-containing chemotherapy and/or Anlotinib with disease progresses or relapses.
- ECOG Performance status is at 0 or 1

Multi-center, randomized open-label
n=~110

Design
Olvi-Vec via multiple consecutive day intravenous doses, followed by systemic administered of platinum and etoposide

Interim readout expected in 2H, 2024

Phase 1b Endpoints

Primary Endpoint
- Safety and tolerability

Secondary Endpoints
- ORR by RECIST 1.1
- Progression-free Survival (PFS)
- Duration of Response (DoR)
- Disease Control Rate (DCR)

Phase 2 Endpoints

Primary Endpoint
- ORR by RECIST 1.1 (by investigator and by BICR)

Secondary Endpoints
- Safety
- Progression-free Survival (PFS)
- Duration of Response (DoR)
- Disease Control Rate (DCR)

V2ACT Therapeutics LLC: Joint Venture between GNLX and TVAX BioMedical

Key Trial Takeaways

V2ACT Immunotherapy, combines an oncolytic immunotherapy and adoptive cell therapy

- Induces an acute inflammatory response in the tumor and converts tumor microenvironment from immunosuppressive to immunostimulatory;
- Anticipated to enhance effect of neoantigen specific effector T cells

V2ACT

V2ACT Therapeutics is a joint venture between Genelux Corporation and TVAX Biomedical, Inc. established to develop and test V2ACT.

Vaccination increases the numbers of neoantigen-specific T cells in the body and Olvi-Vec kills cancer cells and potentiates T cells by increasing cancer tissue receptivity to adoptively transferred neoantigen-specific effector T cells.

Technology	TVI Adoptive Cell Therapy	Olvi-Vec Oncolytic Immunotherapy
Patients Dosed	~ 130	~ 150
Regulatory	Fast Track Designation / FDA Grant - glioblastoma	Phase 3 enrolling - ovarian

Novel IO modality: United States Patent No. 11,633,442, issued in April 2023

Intellectual Property: Market Exclusivity & Freedom to Operate

- Patent Portfolio: 33 issued patents & 7 pending; Olvi-Vec covered by Composition of Matter (2031*) and Manufacturing (2038)
- Olvi-Vec: No third-party royalties due
- Long Duration of Regulatory / Marketing Exclusivity

Strong IP & Regulatory Designations

*Reflects Patent Term Extension

Integrated R&D and Manufacturing Capabilities For Phase 3 And Launch

Key Takeaways

Facilities and Operations based in Southern California

GMP Manufacturing
- Large-scale manufacturing process
- Capacity for clinical studies and commercial launch needs

Translational Research
- Clinical Science capabilities to support development program
- Process development capabilities to support manufacturing

Headquarters
- Executive Office suite
- Right of First Refusal on 16,338 Sq. Ft of adjacent office space for build-out of Commercialization, Development & G&A functions


Headquarters
Westlake Village, CA, USA
(~4,050 SF)
cGMP Manufacturing Facilities
San Diego, CA, USA
(14,000+ SF)
Clinical Science and
Process Development
San Diego, CA, USA
(~6,900 SF Lab Facilities)

Facilities and Operations: Based in Southern California

Accomplished Leadership Team

Executive Team



Thomas Zindrick, JD
Chief Executive Officer
AMGEN aeromics DNX



Lourie Zak
Chief Financial Officer
AMGEN Guitar Center SONIFI PBS



Paul Scigalla, MD, PhD
Chief Medical Officer
Pfizer NUEVOLUTION PRC



Sean Ryder, JD
General Counsel
HELSINN mesoblast

Board of Directors

THOMAS ZINDRICK, JD
Chairman of the Board
AMGEN aeromics DNX

JAMES L. TYREE, MBA
Lead Independent Director
Pfizer Bristol Myers Squibb Abbott

MARY MIRABELLI, MBA
Director
Hewlett Packard Enterprise hfma HCA Healthcare

JOHN THOMAS, MBA, PhD
Director
La Sierra University ADRA

JOHN SMITHER, CPA (Inactive)
Director
AMGEN KYTHERA EY

Operations & R&D



Tony Yu, PhD
SVP, ClinDev
UC San Diego Moores Cancer Center



Joseph Cappello, PhD
Chief Technical Officer
The University of Utah B|BRAUN Sharing Expertise



Caroline Jewett
Head, Quality
AMGEN



Ralph Smalling
Head, Regulatory Affairs
AMGEN



Qian Zhang, MD, PhD
VP, Clinical Sciences
UC San Diego Moores Cancer Center



Cathy Gust, PhD
VP, Program Mgmt
AMGEN

Genelux Has Executed on Multiple Milestones and is Positioned for the Future

Regular Cadence of Important Program Milestones starting 2H, 2024

Executed Milestones

- ✓ Extended runway past PRROC topline results
- ✓ Syndicate of healthcare institutions for latest raise
- ✓ 20+ sites active in Phase 3 Trial in PRROC
- ✓ Initiation of Phase 1b/2 trial in recurrent SCLC (China)
- ✓ Phase 2 results published in JAMA Oncology


2025
2026
2H, 2024
Expected interim readout in recurrent SCLC Phase 1b/2 trial (IV route)
Mid 2025
Expected interim readout for Phase 2 trial in NSCLC (IV route)
2H, 2025
Topline results expected in PRROC Phase 3 registration trial
Milestones and Goals
Initiate Phase 1/2 trial of V2ACT
Initiate Phase 1b/2 trial in recurrent ovarian cancer (IV route)
Enter additional regional development & commercial partnership(s) and platform collaborations

GENELUX

Redefining Immuno-Oncology

Corporate Presentation